UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A
(Rule 14a-101)

Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934 (Amendment No.       )

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[ ]	Definitive Proxy Statement
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[ ]	Soliciting Material Pursuant to §240.14a-12

Honeywell International Inc.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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*** Exercise Your Right to Vote ***

IMPORTANT NOTICE Regarding the Availability of Proxy Materials

HONEYWELL INTERNATIONAL INC.

HONEYWELL INTERNATIONAL INC.
115 TABOR ROAD
MORRIS PLAINS, NJ 07950

Meeting Information

Meeting Type:	Annual
For holders as of:	February 26, 2016
Date:	April 25, 2016	Time:	10:30 A.M. EDT
Location:	Honeywell International Inc.
115 Tabor Road
Morris Plains, NJ

You are receiving this communication because you hold shares in the company named above.

This is not a ballot. You cannot use this notice to vote these shares. This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. You may view the proxy materials online at www.proxyvote.com, scan the QR Barcode on the reverse side, or easily request a paper copy (see reverse side).

We encourage you to access and review all of the important information contained in the proxy materials before voting.

See the reverse side of this notice to obtain proxy materials and voting instructions.

Before You Vote

How to Access the Proxy Materials

Proxy Materials Available to VIEW or RECEIVE:

2016 NOTICE AND PROXY STATEMENT                     2015 ANNUAL REPORT

How to View Online:

Have the information that is printed in the box marked by the arrow (located on the following page) and visit: www.proxyvote.com, or scan the QR Barcode below.

How to Request and Receive a PAPER or E-MAIL Copy:

If you want to receive a paper or e-mail copy of these documents, you must request one. There is NO charge for requesting a copy.
Please choose one of the following methods to make your request:

1) BY INTERNET:	www.proxyvote.com
2) BY TELEPHONE:	1-800-579-1639
3) BY E-MAIL*:	sendmaterial@proxyvote.com

*   If requesting materials by e-mail, please send a blank e-mail with the information that is printed in the box marked by the arrow (located on the following page) in the subject line.

Requests, instructions and other inquiries sent to this e-mail address will NOT be forwarded to your investment advisor.

Please make the request as instructed above on or before April 11, 2016 to facilitate timely delivery.

How To Vote Please Choose One of the Following Voting Methods	SCAN TO VIEW MATERIALS & VOTE

Vote In Person: Many shareholder meetings have attendance requirements including, but not limited to, the possession of an attendance ticket issued by the entity holding the meeting. Please check the meeting materials for any special requirements for meeting attendance. At the meeting, you will need to request a ballot to vote these shares.

Vote By Internet: Go to www.proxyvote.com or from a smart phone, scan the QR Barcode above. Have the information that is printed in the box marked by the arrow (located on the following page) available and follow the instructions.

Vote By Mail: You can vote by mail by requesting a paper copy of the materials, which will include a proxy card.

Voting Items

1.	Election of Directors:
The Board of Directors recommends a vote “FOR” Nominees (A) through (L).			The Board of Directors recommends a vote “FOR” Proposals (2), (3), (4) and (5).

	A.	William S. Ayer	2.	Approval of Independent Accountants.
	B.	Kevin Burke
	C.	Jaime Chico Pardo	3.	Advisory Vote To Approve Executive Compensation.
	D.	David M. Cote
	E.	D. Scott Davis	4.	2016 Stock Incentive Plan of Honeywell International Inc. and its Affiliates.
	F.	Linnet F. Deily
	G.	Judd Gregg	5.	2016 Stock Plan for Non-Employee Directors of Honeywell International Inc.
	H.	Clive Hollick
	I.	Grace D. Lieblein	The Board of Directors recommends a vote “AGAINST”
	J.	George Paz	Proposals (6), (7) and (8).
	K.	Bradley T. Sheares
	L.	Robin L. Washington	6.	Independent Board Chairman.

			7.	Right To Act By Written Consent.

			8.	Political Lobbying and Contributions.

IMPORTANT - PLEASE READ - THIS IS NOT A BALLOT
You cannot use this notice to vote these shares. This is an overview only of the proxy materials.
The materials you should review before you cast your vote are now available.

We encourage you to access and review all of the important information contained in the proxy materials before voting.